UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934,AS AMENDED

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☐	Preliminary Information Statement
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AMERICAN DEVELOPMENT & INVESTMENT FUND, INC.
(Name of Registrant as Specified in Its Charter)

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AMERICAN DEVELOPMENT & INVESTMENT FUND, INC.
1365 N. Courtenay Parkway, Suite A
Merritt Island, FL. 32953

INFORMATION STATEMENT

This Information Statement is being furnished to all holders of shares of common stock, par value $0.001 per share, of record at the close of business on December 15, 2009 of. American Development & Investment Fund, Inc., a Nevada corporation (the “Company”), in lieu of an Annual Meeting of the shareholders of the Company. This Information Statement is first being provided to our shareholders on or about January 4, 2010.

The corporate actions consist of the following:

1.           To elect the following five (5) nominees as directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified:

Adam Mayblum
Gary D. Lewis
David Brant
David Dallow
John Kelly

2.           To ratify the decision by our Audit Committee to retain Berman Hopkins Wright & Laham, CPAs, LLP as our independent registered accounting firm for the fiscal year that commenced on January 1, 2009 and for the year to commence January 1, 2010.

ONLY THE SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON DECEMBER 30, 2009 (THE “RECORD DATE”) ARE ENTITLED TO NOTICE OF THESE ACTIONS. SHAREHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF FIFTY PERCENT (50%) OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THESE MATTERS HAVE DELIVERED WRITTEN CONSENTS TO APPROVE THEM.  THESE APPROVALS ARE EFFECTIVE UPON THE MAILING OF THIS INFORMATION STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS

Merritt Island, FL	By:	/s/ Gary D. Lewis
January 4, 2010		Gary D. Lewis
Chairman

 i

AMERICAN DEVELOPMENT & INVESTMENT FUND, INC.

1365 N. Courtenay Parkway
Suite A
Merritt Island, FL 32953

__________________

INFORMATION STATEMENT
___________________

This Information Statement contains information related to certain corporate actions of American Development & Investment Fund, Inc., a Nevada corporation, and is expected to be mailed on or about December 30, 2009 to all holders of the voting capital stock of the Company, which includes all holders of common stock, par value $0.001 per share of record at the close of business on December 30, 2009.

ABOUT THE INFORMATION STATEMENT

What Is the Purpose of the Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify our shareholders, as of the close of business on December 30, 2009 (the “Record Date”), of shareholder action in lieu of an Annual Meeting of Shareholders,  taken pursuant to the written consent of certain shareholders, referred to as the consenting shareholders. Specifically, the consenting shareholders have approved the following proposals: (i) the election of five members to the Board of Directors of the Company, to serve until the next Annual Meeting of Shareholders or until their successors are duly elected; (ii) the decision of the Audit Committee of the Board of Directors of the Company to appoint Berman, Hopkins, Wright & LaHam, CPAs & Associates, LLP, as the independent auditors for the Company for the year commencing January 1,2009.  The consenting shareholders hold shares of Common Stock and are entitled to cast a number of votes equal to 54.2 % of the total voting capital stock on all matters submitted to the shareholders for approval, including the matters set forth in this Information Statement.

Who Is Entitled to Notice?

All holders of shares of Common Stock of record on the close of business on the record date are entitled to notice of each matter approved by the majority shareholders. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than fifty percent (50%) of the holders of voting stock in lieu of a meeting of the shareholders. Because the majority shareholders are entitled to cast a number of shares equal to 73.3% of the total voting stock of the Company, no action by any other shareholders in connection with the proposals is required.

What Matters Did the Consenting Shareholders Approve?

The consenting shareholders, who hold 73.3% of the total voting capital stock of the Company, hold a majority of the total voting capital stock required to vote on each matter. They have consented to the following matters:

•     For the election of the following five (5) nominees as directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified:

Adam Mayblum
Gary D. Lewis
David Brant
David Dallow
John Kelly

•   For the ratification of the decision by our Audit Committee to retain Berman Hopkins Wright & Laham, CPAs, LLP as our independent registered accounting firm for the fiscal year that commenced on January 1, 2009 and the fiscal year that will commence on January 1, 2010.

What Actions Did the Board Of Directors Take?

The Board of Directors has approved each item in this Information Statement.

What Vote Is Required to Approve Each Proposal?

Each proposal required the approval of a majority of the outstanding shares of our common stock entitled to vote, voting as a single class.

Are there dissenters’ rights?

There are no dissenter’s rights available to any shareholder with respect to the matters consented to by a majority of the shareholders.

FORWARD-LOOKING STATEMENTS

Statements in this information statement that are not historical facts constitute forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expects,’’ ‘‘plans,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘predicts,’’ ‘‘potential’’ or ‘‘continue’’ or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of these statements. We are under no duty to update any of the forward-looking statements after the date of this information statement to conform these statements to actual results.

INFORMATION ON THE CONSENTING SHAREHOLDERS

A vote by the holders of at least a majority of our total voting capital stock is required to effect each of the actions described in this Information Statement. Each share of Common Stock is entitled to one (1) vote.

As of the Record Date, we had 36,216,001 shares of Common Stock issued and outstanding. Therefore, a majority of the 36,216,001 total votes represented by the outstanding shares of voting stock of the Company is required to pass the shareholder resolutions for these actions.

Three shareholders who hold or control shares of Common Stock have consented to the proposals, and the number of shares of Common Stock within his voting control as of the Record Date is listed below:

    Shareholder:                                                      Shares Held:                                Percentage of Total Vote (1):

Adam Mayblum (2)                                           8,846,467                                           24.4
Patrick Donelan (3)                                           8,846,467                                           24.4
Gary D. Lewis (4)                                           8,846,467                                           24.4

             26,539,401                                                      73.2

(1)	Based on a total of 36,216,001 common shares issued and outstanding at the Record Date
(2)    Includes shares held directly and indirectly as custodian for his minor children.
(3)    Includes shares held directly and indirectly as custodian for his minor children.
(4)    Includes shares held directly as well as shares held by Bainbridge Capital, Inc., in which Mr. Lewis serves as President and, equally with his spouse, owns all of the outstanding stock.

We have determined the number of shares beneficially owned by each stockholder under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after January 4, 2010 through the exercise of any stock option, warrant or other right. The inclusion of those shares in the table above, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                                                                                                      Security Ownership of Certain Beneficial Owners And Management and Related Stockholder Matters

The following table is based on 36,216,001 shares of Common Stock issued and outstanding on December 30, 2009 and sets forth based upon our knowledge of securities issued by us, certain information regarding the ownership of our common stock, by (i) each person or entity who, to our knowledge, owns more than 5% of our voting power; (ii) each executive officer; (iii) each director; and (iv) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to such shares of common stock. The address of each of the stockholders listed below except as noted is c/o American Development & Investment Fund., 1365 N. Courtenay Parkway, Suite A, Merritt Island, FL 32953

Name of Beneficial Owner	Number of Equivalent Shares Beneficially Owned (1)	Voting Power (%)
Executive Officers and Directors:
Gary D. Lewis	8,846,467	24.4

Adam Mayblum	8,846,467	24.4

Patrick Donelan	8,846,467	24.4
David Brant	20,000	*

David Dallow	20,000	*

John Kelly	20,000	*

All executive officers and directors as a group (6 persons)	26,599,401	73.4

*   Represents less than 1%

(1)	Unless otherwise indicated, includes shares owned by a spouse, minor children, and relatives sharing the same home, as well as entities owned or controlled by the named beneficial owner.

COMPENSATION of DIRECTORS and EXECUTIVE OFFICERS

The following table sets forth information concerning the compensation of the Company Chairman of the Board, Chief Executive Officer and its other most highly compensated executive officers for the fiscal years ended
December 31, 2009, 2008 and 2007:

			Annual Compensation			Long Term Compensation
						Awards	Payouts
					Restricted	Securities
				Other Annual	Stock	Underlying	LTIP	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation	Awards	Options/SARs	Payouts	Compensation
		$	$	$	$	#	$	$
Robert Hipple, Former	2009	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Interim CEO/CFO1	2008	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2007	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Gary D. Lewi2s	2009	325,000	-0-	-0-	-0-	-0-	-0-	-0-
Chairman, CEO	2008	na	na	na	na	na	na	na
	2007	na	na	na	na	na	na	na

Adam Mayblum3	2009	250,000	-0-	-0-	-0-	-0-	-0-	-0-
	2008	na	na	na	na	na	na	na
	2007	na	na	na	na	na	na	na

Patrick Donelan4	2009	250,000	-0-	-0-	-0-	-0-	-0-	-0-
	2008	na	na	na	na	na	na	na
	2007	na	na	na	na	na	na	na

1           Mr. Hipple served as interim President and CFO through December 31, 2008 as part of a consulting agreement between the Company and CF Consulting, LLC, by which he was employed.  Mr. Hipple has no ownership in CF Consulting, LLC, which was entitled to receive $6,250 per month for providing the agreed consulting services.  CF Consulting received no payments in 2008 and the agreement expired in March 2008.  A new consulting agreement was entered into as of January 1, 2009, and CF Consulting, LLC is entitled to receive $6,250 per month under that agreement for the agreed services.  Mr. Hipple does not serve as an officer, director or employee of the Company.  In addition, CF Consulting, LLC supplies the contract services of Roger Tannery as consulting CFO for the Company for an additional consulting fee of $2,500 per month.  Mr. Tannery also is not an employee or elected officer of the Company.

2           Gary D. Lewis serves as Chairman of the Company and is compensated under an employment agreement dated January 1, 2009 at the annual  rate of  $325,000; however, by agreement, no actual compensation was paid from January 1 through April 30, 2009, and thereafter has been paid at the rate of $15,000 per month, with the remaining compensation accrued until future payment.

3           Adam Mayblum serves as Vice President of the Company and is compensated under an employment agreement dated January 1, 2009 at the annual  rate of  $250,000; however, by agreement, no actual compensation was paid from January 1 through April 30, 2009, and thereafter has been paid at the rate of $15,000 per month, with the remaining compensation accrued until future payment.

4           Patrick Donelan serves as Vice President of the Company and is compensated under an employment agreement dated January 1, 2009 at the annual  rate of  $250,000; however, by agreement, no actual compensation was paid from January 1 through April 30, 2009, and thereafter has been paid at the rate of $15,000 per month, with the remaining compensation accrued until future payment.

The Company has no other agreement or understanding, express or implied, with any director or executive officer concerning employment or cash or other compensation for services.  Any new compensation arrangements with any officer or director of the Company will be adopted and approved by the independent Compensation Committee.

COMPENSATION PURSUANT TO PLANS

For the years ended December 31, 2008 and 2007 and through the date of  this information statement, no director or executive officer has received compensation from the Company pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan of the Company.

The Company currently has in place an employee stock compensation plan and compensatory stock option plan adopted by the shareholders prior to 2006, but no shares have been authorized and no grants have been made under the plans. There are no other compensatory or benefit plans, such as retirement or pension plans, in effect.

INVESTMENT COMPANY INFORMATION

The Company has elected to be treated as a business development company under the Investment Company Act of 1940, which means it is treated as a closed end investment company under that Act.  It is not however, a registered investment company under the 1940 Act.

Investment Adviser.  The Company does not currently have an outside investment adviser, and all investment decisions are made by our Investment Committee, made up of designated members of the board of directors.  The former investment advisor agreement with American Investment & Development Advisors, LLC, owned by Mr. Mayblum and Mr. Donelan, which had a three year term ending in March 2010, required annual renewal by the Board of Directors and shareholders of the Company.  Since there was no Board of Directors or shareholder appro0val in 2009, the agreement therefore expired at the end of 2008.

Annual Report.     The Company’s most recent annual report on Form 10-K filed with the SEC for the year ended December 31, 2008,and all quarterly reports subsequent to the end of the fiscal year, are available on request to the Company as follows:

American Development & Investment Fund.
1365 N. Courtenay Parkway, Suite A
Merritt Island, FL 32953
Telephone 321-452-9091

Share Purchases.  No nominee for director of the Company has purchased or sold any shares of the stock of the Company since the beginning of the most recently completed fiscal year.

Interested Persons.  The proposed board of directors of the Company will be made up of five members, three of whom are deemed to be non-interested parties under Section 2(a)(19) of the 1940 Act, and two of whom, Gary D. Lewis and Adam Mayblum, are considered to be interested persons by virtue of their positions as Chairman and Vice President, respectively, of the Company.  There are no family relationship among any members of the board of directors.

There are no arrangements or understandings between any nominee for election as a director and any other person pursuant to which he is to be elected as a director.  None of the non-interested nominees for positions as directors holds any positions with the Company other than as a member of the board of directors or a committee of the board, or in any investment adviser, underwriter or affiliated person of the Company, or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, underwriter or affiliated person of the Company

No director or nominee for a position as a director who is an interested person has any interest in any investment adviser, underwriter or affiliated person of the Company, or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, underwriter or affiliated person of the Company.

None of the persons nominated as a director of the Company owns any securities of any class any investment adviser or underwriter, or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or underwriter of the Company.

None of the persons nominated as a director of the Company has or had any material interest, direct or indirect, in any transaction, or series of similar transactions, since the beginning of the last two full fiscal years of the Company,  in which the Company, any officer of the Company, or any other person affiliated with the Company, including any investment advisers or underwriters, was a party or had any interest.

There are no legal proceeding spending against the Company.

The Company maintains an Audit Committee made up of three non-interested members of the board of directors, which operates under a separate Audit Committee Charter.  The Company also maintains an Investment Committee, and a Nominating and Governance Committee. The Nominating and Governance Committee, which is made up of non-interested persons,  currently will not consider nominees recommended by shareholders. The memes of the committees of the board of directors will be selected at an organizing meeting immediately following the effective date of the actions to be taken as described in this information statement.

ACTIONS TO BE TAKEN

This Information Statement is issued to notify our shareholders of the actions of a majority of our shareholders, represented by 6 shareholders, taken in lieu of an Annual Meeting of Shareholders of the Company. WE are not asking you for a proxy, and we ask that you do not sent us a proxy

PROPOSAL 1 – ELECTION OF THE BOARD OF DIRECTORS

The Nominating Committee of our Board of Directors has recommended, and the Board of Directors has accepted the recommendation, that our Board be made up of the following five individuals:

Adam Mayblum
Gary D. Lewis
David Brant
David Dallow
John Kelly

All of the nominees are current members of the Board of Directors, The Consenting Shareholders have approved the decision to elect the named individuals as the Board of Directors of the Company to serve until the next Annual Meeting of the Shareholders and until their successors are duly elected and qualify.

GARY D. LEWIS, Director and Chairman has served in numerous capacities with both private and public companies, including founder, executive management, board member and advisory roles. Mr. Lewis has gained experience in business development, licensing and cross border transactions, intellectual property rights, product manufacturing along with sourcing and distribution worldwide and finance, including being involved in private placements, initial public offerings and warrant exercises.  Since 1995, Mr. Lewis has primarily served as an advisor and private investor specializing in working with lower and middle market companies operating in a diverse set of industries and circumstances, including both growth-oriented and distressed situations.
.
JOHN V. KELLY, Director, has served on the National Security Traders Association (STA) Board of Governors for the last 2 years. Mr. Kelly is the Director of Trading Services with Pointe Capital in Delray Beach, Florida. Before that, he was Director of Equity Trading at Sterling Financial Investment Group for 5 years. He holds Series 7, 63, 55 and 24 securities licenses with the NASD. In his 18 year trading career, Mr. Kelly has been with several institutional research boutiques based in Florida. For the past 11 years, he has been active in STA, serving on the Trading Issues Committee for the last 4 years. In addition, he is Past President of the Security Traders Association of Florida (STAF), where he has served as an officer or on the Board of Directors for the last 13 years. Mr. Kelly is Co-Chairman of the STA Technology Exhibition Committee, which worked to bring industry leaders in technology as vendors at STA?s 2005 Conference in Boca Raton. During his tenure with STA and STAF, he has interacted with securities industry leaders as well as individual corporate chairmen and board members.

ADAM MAYBLUM, Director and Vice President, co-founded ADIF Advisors, LLC and is a principal and founder of Enterprise Partners, LLC.  Prior to founding Enterprise Partners, LLC, he had 17 years of experience in the financial markets as a top retail producer specializing in Public Venture Capital. In 1998 Mr. Mayblum left his position as Branch Manager of HJ Meyers in NY to become a Managing Director of The May Davis Group, specializing in PIPES (Private Investments in Public Equity). In 2002, Mr. Mayblum took a position as the Managing Director of the Private Equities Group of Joseph Stevens & Company where he successfully completed numerous financings and advised many companies on changes in the regulatory environment and the impact those changes have on their ability to raise capital in the public and private markets. He graduated from Emory University in 1987 with a BBA in Management.

DAVID BRANT, Director, is Senior Vice President and CFO of Legent Clearing.  Prior to joining Legent Clearing, Mr. Brant served as Vice President and Controller in the Independent Brokerage Group at Wachovia Securities, which included the correspondent clearing division, First Clearing, LLC. He has over 10 years of securities industry experience and currently holds the 7, 24, 27, and 66 licenses. He is an active CPA in the State of Nebraska.

DAVID DALLOW, Director has over 13 years experience in the securities industry, including management positions at NYSE member and non-member firms.  Currently, he is head trader at Oscar Gruss and Son, Inc. Mr. Dallow began his career as a retail producer specializing in public venture capital. He quickly attained the positions of Managing Director and Sales Manager, overseeing the training and supervision of large sales forces.  Thereafter, Mr. Dallow moved into equities trading and sales trading, rising to the level of Head Trader for a NYSE member firm. In this role he has gained valuable experience in sales, trading and compliance.

PROPOSAL 2:  APPOINTMENT OF INDEPENDENT ACCOUNTING FIRM

The Audit Committee has appointed Berman Hopkins Wright & LaHam CPAs, & Associates, LLP of Winter Park, Florida, as our independent auditors for the years 2009 and 2010.  Berman Hopkins has served as our independent auditor since 2006.

Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Berman Hopkins for the audit of our annual financial statements, and review of financial statements included in our Form 10-Qs and our Forms 10-K were: 2007: $11,082; and 2008: $10,749.

Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by Berman Hopkins that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees above: $0.

Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Berman Hopkins for tax compliance, tax advice, and tax planning: 2007: $0; and 2008: $0.

All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by Berman Hopkins, other than the services reported above: $0.

Our Audit Committee has already appointed Berman Hopkins Wright & LaHam CPAs & Associates,, LLP as the independent registered accounting firm for the fiscal year that commenced on January 1, 2009.  The board of directors of the Company has approved the decision to retain Berman Hopkins Wright & LaHam CPAs, LLP for the fiscal year then commenced as well as for the fiscal year to commence January 1, 2010.

Vote for the Proposals

The Consenting Shareholders have approved both of the Proposals by written consent, and the Proposals will be effective 20 days after this Information Statement is first mailed to our shareholders.  NO PROXIES ARE BEING REQUESTED FROM SHAREHOLDERS AND WE REQUEST THAT YOU NOT SEND PROXIES TO US.

Interest of Certain Persons in or Opposition to the Matters to be Acted Upon.

Other than their election to the offices for which they are nominated, no person has an interest in or has expressed any opposition to the matters contained in the Proposals.

Delivery of Documents:

This information statement and a copy of our most recent annual report are being mailed to all shareholders of record as of December 30, 2009 will be mailed on or about January 4, 2010.  If two or more shareholders share the same address, then only one annual report and information statement will be mailed to the common address unless we have received instructions to the contrary from one of the shareholders with the common address.

A separate copy of the annual report and information statement will be mailed on request to any shareholder at such a common address, by calling or writing the following:

American Development & Investment Fund.
120 Wall Street, Suite A
New York, NY 10005
Telephone 646-808-3094